SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): June 16, 2003

BAY VIEW SECURITIZATION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-16233	93-1225376

State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization

c/o Bay View Bank
1840 Gateway Drive
San Mateo, California	94404

Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

(Former name, former address, and former fiscal year, if changed since last report)

Signatures
Exhibit 99.1

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1 Monthly Servicer’s Reports dated May 31, 2003

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

	BY:	BAY VIEW 1999 LG-1 AUTO TRUST BAY VIEW 2000 LJ -1 AUTO TRUST BAY VIEW SECURITIZATION CORPORATION ORIGINATOR OF TRUST

Dated: June 16, 2003		By:	/s/ Lisa Staab

Lisa Staab AVP, Assistant Controller